Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS REQUIRED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AdaptHealth Corp. (the “Company”) on Form 10-Q for the quarter ended September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 8, 2022	/s/ Stephen P. Griggs	Chief Executive Officer and Director
	Stephen P. Griggs	(Principal Executive Officer)

November 8, 2022	/s/ Jason Clemens	Chief Financial Officer
	Jason Clemens	(Principal Financial Officer and Principal Accounting Officer)